UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): March 19, 2012

RBS GLOBAL, INC.	REXNORD LLC
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428-08	033-25967-01
(Commission File Numbers)	(Commission File Numbers)
01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)
(414) 643-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2012, the board of directors of Rexnord Corporation (the “Company”), the ultimate parent company of RBS Global, Inc. and Rexnord LLC (the “Co-Registrants”), and the Company's shareholders approved the Rexnord Corporation 2012 Performance Incentive Plan (the “Plan”), subject to the consummation of the initial public offering of the Company's common stock. The Plan is intended to provide performance incentives to participating officers, employees, directors and certain others by permitting grants of equity awards and performance-based cash awards to such persons, to encourage them to maximize corporate performance and create value for shareholders. The Plan is intended to constitute a cash and stock-based incentive plan, and includes provisions by which the Company may grant stock options, stock appreciation rights and other awards, including restricted stock, restricted stock units, performance shares, performance units and cash awards. The plan permits awards to vest over time, upon the occurrence of one or more events or by the satisfaction of performance criteria, or any combination thereof. The Company has reserved 8,350,000 shares, adjusted for the stock split described below, for awards under the Plan.
Also on March 19, 2012, the Company's board of directors and its shareholders approved a 4.1627-for-one stock split of the Company's common stock; outstanding options to purchase the Company's common stock that were granted to, among others, the Co-Registrants' officers, employees, directors, consultants and certain others under prior equity plans will be adjusted to reflect the stock split.
The full text of the Plan was included as Exhibit 10.32 to Amendment No. 6 to the Company's registration statement on Form S-1, which was filed with the Securities and Exchange Commission on March 19, 2012, and is incorporated herein by reference.
In furtherance of the objectives of the Plan, on March 19, 2012, the Company's board of directors approved the grant of an option to purchase 937,000 shares, post-split, of the Company's common stock to Todd A. Adams, the Company's President and Chief Executive Officer, subject to, and effective upon, the consummation of the initial public offering of the Company's common stock. The exercise price of such option will be equal to the initial public offering price; one half of the option will vest three years from the grant date and the other half will vest five years from the grant date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Rexnord Corporation 2012 Performance Incentive Plan (incorporated by reference to Exhibit 10.32 to Amendment No. 6 to Rexnord Corporation's registration statement on Form S-1, which was filed with the Securities and Exchange Commission on March 19, 2012).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 22nd day of March 2012.

REXNORD LLC

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 22nd day of March 2012.

RBS GLOBAL, INC

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary